Exhibit 99.1

PROFIT SHARING PLAN FOR EMPLOYEES OF

ALLIANCE CAPITAL MANAGEMENT L.P.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 11-K of the Profit Sharing Plan For Employees of Alliance Capital Management L.P. (the “Registrant”) on Form 11-K for the period ending December 31, 2002 to be filed with the Securities and Exchange Commission on or about June 30, 2003 (the “Report”), I, John D. Carifa, President and Chief Operating Officer of Alliance Capital Management Corporation, general partner of the Registrant’s plan sponsor, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JOHN D. CARIFA	Date: June 27, 2003
John D. Carifa
President and Chief Operating Officer
Alliance Capital Management Corporation